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This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this spreadsheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Deutsche Bank Securities and Goldman, Sachs & Co. and not by the issuer of the securities. Deutsche Bank Securities, Inc. and Goldman, Sachs & Co. are acting as the lead managers and neither of
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connection with the proposed transaction. Neither the issuer nor any of its
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neither makes any representation as to the accuracy of these materials.


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

LOAN NUMBER             PROPERTY / PORTFOLIO NAME                     CURRENT BALANCE    % OF TOTAL POOL BALANCE
-----------             -------------------------                     ---------------    -----------------------
22102            Equity Inns - AmeriSuites (Indianapolis)                $1,918,385
22103            Equity Inns Portfolio                                  $46,550,800
                 #1 RELATED BORROWER TOTAL                              $48,469,184              4.15%

826165831        Trinity Commons Shopping Center                        $15,250,000
906950814        Buckingham Place Shopping Center                        $5,600,000
906995296        County Line Plaza                                      $21,000,000
                 #2 RELATED BORROWER TOTAL                              $41,850,000              3.58%

914142539        125 Maiden Lane                                        $28,500,000
902803901        15 Dutch Street                                         $4,440,000
                 #3 RELATED BORROWER TOTAL                              $32,940,000              2.82%

09-0001253       Pitman Corners Shopping Center                         $10,250,000
09-0001254       Hillcrest Village Shopping Center                      $10,910,814
09-0001255       Burleson Towne Centre                                   $6,600,000
                 #4 RELATED BORROWER TOTAL                              $27,760,814              2.37%

19020            The Shops at Pennsville Shopping Center - A             $4,796,895
                 Note
22748            Laurel Apartment Portfolio                             $17,961,949
                 #5 RELATED BORROWER TOTAL                              $22,758,843              1.95%

GA4992           The Towers on Wilshire                                 $11,861,014
GA5891           The Harbor Building                                    $10,112,399
                 #6 RELATED BORROWER TOTAL                              $21,973,413              1.88%

22232            40 Corporate Center                                     $8,850,000
22941            Heritage Office Building                                $7,425,000
                 #7 RELATED BORROWER TOTAL                              $16,275,000              1.39%

22669            Scott Company of California                             $3,000,000
23007            InteSys Technologies, Inc.                             $13,130,000
                 #8 RELATED BORROWER TOTAL                              $16,130,000              1.38%

TA1852           Commonwealth Plaza                                      $6,315,099
TA4588           4751 White Lane                                         $1,364,420
                 #9 RELATED BORROWER TOTAL                               $7,679,519              0.66%

TA7423           Westlake Medical Plaza                                  $3,145,945
TA7458           North Dawson Business Center                            $1,247,607
                 #10 RELATED BORROWER TOTAL                              $4,393,553              0.38%

TA4080           120 South Harrison Street                               $1,235,151
TA6788           106 South Harrison Street Apartments                    $3,265,023
                 #11 RELATED BORROWER TOTAL                              $4,500,173              0.38%

TA6162           Rushton Portfolio                                       $1,939,542
TA6357           228 Lackawana Avenue                                    $1,243,296
                 #12 RELATED BORROWER TOTAL                              $3,182,838              0.27%

                 GRAND TOTAL                                           $247,913,338             21.21%
